UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2016

COMM 2016-DC2 Mortgage Trust
(Central Index Key Number 0001663244)
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Central Index Key Number 0001013454)
(Exact name of registrant as specified in its charter)

German American Capital Corporation
(Central Index Key Number 0001541294)
KeyBank National Association
(Central Index Key Number 0001089877)
Jefferies LoanCore LLC
(Central Index Key Number 0001555524)
(Exact names of sponsors as specified in their charters)

Delaware	333-206705-02	81-1634426
81-1758688
81-6375604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of March 16, 2016 (the “Original Form 8-K”), with respect to COMM 2016-DC2 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2 and 99.3 to the Original Form 8-K, (2) to make certain revisions to the versions of the agreements filed as Exhibit 4.1 to the Original Form 8-K and (3) to include the Central Index Key Numbers of the sponsors, the issuing entity and the depositor. No other changes have been made to the Original Form 8-K other than the changes described above.

Item 1.01 – Entry into a Material Definitive Agreement.

On March 16, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2016 (the “2016-DC2 Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-DC2 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2016-DC2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the 2016-DC2 Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 64 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 91 commercial, multifamily and manufactured housing community properties.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated as of March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., Jefferies LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:/s/ Matt Smith
Name: Matt Smith
Title: Director

By: /s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date: May 23, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., Jefferies LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective March 3, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.